EIGHTH AMENDMENT

                                       TO

                $50,000,000 AMENDED AND RESTATED CREDIT AGREEMENT

         EIGHTH AMENDMENT TO $50,000,000 AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 31st day of October, 2001 and entered into among GCI HOLDINGS, INC., an Alaskan corporation (herein, together with its successors and assigns, called the "Borrower"), the Lenders (as defined in the Credit Agreement as defined below), BANK OF AMERICA, N.A., as Administrative Agent for itself and the Lenders (the "Administrative Agent"), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent and TD SECURITIES (USA), INC. as Syndication Agent.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a $50,000,000 Amended and Restated Credit Agreement, dated November 14, 1997, as amended by that certain Consent and First Amendment, dated January 27, 1998, by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 3, 1998, by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 13, 1999, by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 18, 2000, by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 25, 2000, by that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of March 23, 2001 and by that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of April 27, 2001 (as amended and as further amended, restated or otherwise modified from time to time, the "Credit Agreement") and a $200,000,000 Amended and Restated Credit Agreement, dated as of November 14, 1997 (as amended by that certain Consent and First Amendment, dated January 27, 1998, by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 3, 1998, by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 13, 1999, by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 18, 2000, by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 25, 2000, by that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of March 23, 2001, by that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of April 27, 2001, and as further amended, restated or otherwise modified from time to time, the "$200MM Credit Facility");

         WHEREAS, the Borrower has requested certain provisions of the Credit Agreement be amended;

         WHEREAS, the Lenders, the Administrative Agent and the Borrower have agreed to modify the Credit Agreement upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

         SECTION 1.  Definitions, Generally.

         (a) Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         (b) The definition of "Rogers" shall be added to Article I in alphabetical order and shall read in its entirety as follows:

                  "Rogers" means Rogers American Cablesystems, Inc., a Delaware Corporation.

         (c) The definition of "Kanas Notes Default" shall be added to Article I in alphabetical order and shall read in its entirety as follows:

                  "Kanas Notes Default" means the failure of GCI Fiber Communication Co., Inc. (f/k/a/ Kanas) to pay the Kanas Notes and the promissory note originally due MCI WorldCom Network Services, Inc., dated May 18, 2001, in the principal amount of $3,000,000, which notes have been assigned to the Borrower, which in turn assigned the notes to the Lenders as collateral for the Obligations.

         SECTION 2. Amendment to Section 7.01(e). Section 7.01(e) in Article VII of the Credit Agreement shall be amended and restated in its entirety as follows:

                  (e) Fixed Charges Coverage Ratio. Commencing January 1, 2003, and at all times thereafter during the term hereof, the Fixed Charges Coverage Ratio shall not be less during the following time periods than the ratio set forth opposite such time periods:

                  Time Period                                 Minimum Ratio
                  -----------                                 -------------
                  From January 1, 2003 through
                  March 31, 2004                              1.00 to 1.00

                  April 1, 2004 and thereafter                1.05 to 1.00

         SECTION 3. Amendment to Section 7.01(f). Section 7.01(f) in Article VII of the Credit Agreement shall be amended and restated in its entirety as follows:

         (f) Capital Expenditures. Capital Expenditures paid or incurred by the Borrower and the Restricted Subsidiaries shall not exceed, in the aggregate, the following amounts during the following fiscal years, provided that, any unused portion of any such year may be used during the following fiscal year only (but not thereafter):

                  Fiscal Year                                 Maximum Amount
                  -----------                                 --------------
                  1998                                        $90,000
                  1999                                        $35,000
                  2000                                        $35,000
                  2001                                        $70,000
                  2002                                        $60,000
                  January 1, 2003 and thereafter              Not Applicable

         SECTION 4. Amendment to Section 7.06. Section 7.06 in Article VII of the Credit Agreement shall be amended and restated in its entirety as follows:

                  7.06. Distributions and Restricted Payments . The Borrower shall not, and shall not permit the Parents or any Restricted Subsidiary to, make any Restricted Payments, other than any Restricted Payment in the form of a Distribution made by any Restricted Subsidiary to any other Restricted Subsidiary or to the Borrower, and except

                  (a)      so long as

                           (i) there exists no Default or Event of Default both
                  before and after giving effect to any such Restricted Payment,

                           (ii) the Total Leverage Ratio is less than 5.00 to
                  1.00 both before and after giving effect to any such Restricted Payment and

                           (iii) the date of such Restricted Payment is after
                  September 30, 2000, the Borrower and the Parents may make Restricted Payments made

                                    (A) exclusively out of the Capital Stock of
                           GCI and/or

                                    (B) exclusively out of Excess Cash Flow,
                           provided that all such Restricted Payments made under this subsection (B) in the aggregate over the term of this Agreement shall not exceed the difference between $15,000,000 minus the sum of (I) the aggregate amount of Investments made in accordance with the terms of Section 7.10(e) hereof over the term of this Agreement, and (II) all cash distributions made by the Borrower in accordance with the terms of Section 7.06(e) or Section 7.06(f) hereof and those payments permitted pursuant to
                           Section 5 of the Seventh Amendment to Amended and Restated Credit Agreement dated as of April 27, 2001,

                  (b) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, the Borrower may make Restricted Payments in the form of

                           (i) Distributions to GCII in an amount not in excess
                  of cash income Taxes attributable to income from the Borrower and its Restricted Subsidiaries allocated to GCII (and GCII may make Restricted Payments in such amounts in the form of Distributions to GCI), and

                           (ii) scheduled cash interest payments required to be
                  paid by GCII under the Senior Notes, and GCII may make Restricted Payments in the form of (and not in excess of) scheduled cash interest payments required to be paid by GCII under the Senior Notes, provided that, the Lenders agree that in no event shall the opening phrase of this subsection (b) prohibit the payment of any such Distribution by the Borrower or payment of interest by GCII on the Senior Notes for more than 180 consecutive days in any consecutive 360-day period, unless there exists an Event of Default under Section 8.01(a) hereof (whether by acceleration or otherwise),

                  (c) so long as there exists no Default or Event of Default both before and after giving effect to the payment thereof, the Borrower or any other GCI Entity may make payments of Management Fees and amounts due under the Transponder Purchase Agreement for Galaxy X referred to in Section 7.18 hereof,

                  (d) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, the Borrower or any other GCI Entity may make scheduled Restricted Payments on Funded Debt which was incurred in accordance with the terms of Sections 7.02(b) hereof (but with respect to the Senior Notes, only payments of cash interest accrued thereon made in accordance with
         Section 7.06(b)(ii) above may be made), 7.02(d), 7.02(f)(i), and 7.02(g) hereof (but in no case shall any prepayments be made on such Funded Debt),

                  (e) so long as there exists no Default or Event of Default both before and after giving effect to the payment thereof, GCI may make payments and distributions annually in an aggregate amount not to exceed $600,000 a year, to the holders of its Series C 6% Preferred Stock, provided that such payments and distributions permitted to be paid under this subsection (e) may only be made out of the aggregate cash proceeds actually received by GCI after January 1, 2000 from the exercise of stock options and stock warrants, and .

                  (f) so long as (i) there exists no Default or Event of Default both before and after giving effect to the payment thereof, (ii) the Total Leverage Ratio is less than 5.00 to 1.00 both before and after giving effect to each such Restricted

         Payment, (iii) each such Distribution made by the Borrower to GCI shall be used by GCI within one Business Day after its receipt to make the Restricted Payment described below, and (iv) each such payment is deducted from the $15,000,000 basket permitted by Section 7.06(a) above, GCI may make (A) a cash interest payment in an aggregate amount not to exceed $1,000,000 on April 30, 2002 and (B) a cash interest payment in an aggregate amount not to exceed $1,000,000 on October 31, 2002, in each case to the holders of its Series B 81/2% Preferred Stock, and the Borrower may make a cash Distribution to GCI in such amounts.

         SECTION 5. Amendment to Section 7.10. Section 7.10 in Article VII of the Credit Agreement shall be amended and restated in its entirety as follows:

                  7.10. Loans and Investments. The Borrower shall not, and shall not permit any of the other GCI Entities to, make any loan, advance, extension of credit or capital contribution to, or make or have any Investment in, any Person, or make any commitment to make any such extension of credit or Investment, or make any acquisition, except

                           (a) Investments on the Closing Date constituting a
                  $50,000,000 capital contribution to AUSP and other Investments existing on the date hereof and contemplated by the terms of this Agreement, each as shown on Schedule 5.13 hereto,

                           (b) Investments in Cash Equivalents,

                           (c) Investments in advances or loans in the ordinary
                  course of business to officers and employees, provided that the aggregate amount of all such Investments made in cash do not exceed in the aggregate $4,000,000 outstanding at any one time,

                           (d) Investments in accounts receivable arising in the
                  ordinary course of business,

                           (e) so long as (i) there exists no Default or Event
                  of Default, both before and after giving effect to the making of such Investments, (ii) the Total Leverage Ratio is less than 5.00 to 1.00 both before and after giving effect to any such Investment and (iii) the date of such Investment is after September 30, 2000, Investments made exclusively out of Excess Cash Flow up to a maximum amount of the difference between $15,000,000 in the aggregate over the term of this Agreement, minus the aggregate amount of Restricted Payments made in accordance with the terms of Section 7.06(a) hereof over the term of this Agreement,

                           (f) loans, advances, extensions of credit or capital
                  contributions to, or among, Restricted Subsidiaries and to GCI Transport

                  Co., Inc. and its Subsidiaries in connection with the assignment or other transfer to GCI Transport Co., Inc. or its Subsidiaries of the $9,100,000 deposit made in connection with the Transponder Purchase Agreement for Galaxy X referred to in
                  Section 7.18 hereof (provided the Borrower provides the Administrative Agent with a Pro Forma Compliance Certificate evidencing no Default or Event of Default both before and after the assignment),

                           (g) so long as there exists no Default or Event of
                  Default both before and after giving effect to the making of each such Investment, Investments constituting loans and/or advances to AUSP in accordance with the terms of the Keepwell Agreement and the Completion Guaranty as may be evidenced by the Intercompany Notes (collaterally assigned to the Administrative Agent on a first Lien basis), which Investments in an aggregate amount over the term of this Agreement do not exceed $73,000,000,

                           (h) investments in Participation Certificates of
                  CoBank to the extent required pursuant to Section 6.16,

                           (i) so long as

                                    (A) there is no Default or Event of Default
                           both before and after giving effect to such Investment or acquisition,

                                    (B) for any such acquisition or Investment
                           by the Borrower for which payment is made by issuance of Capital Stock of the Borrower for 95% or more of the purchase price, such acquisition or Investment must be in a Person that has four full fiscal quarters historical positive cash flow,

                                    (C) if the Capital Stock or assets to be
                           acquired are in a related business in which the Borrower is not currently in, the Borrower provides the Lenders with pro forma projections for such related business,

                                    (D) all such Investments and acquisitions
                           are in existing markets of the Borrower and its Restricted Subsidiaries, and

                                    (E) all such assets and Properties,
                           including Capital Stock, purchased by the Borrower or any Restricted Subsidiary of the Borrower, shall be subject to first and prior perfected Liens (except for Permitted Liens) in favor of the Administrative Agent and the Lenders securing the Obligations in form and substance substantially identical to the existing collateral documentation,

                  Investments in Capital Stock or acquisitions of assets of Persons engaged in the Borrower's existing lines of business or businesses related thereto not in excess of $5,000,000 in the aggregate for the cash portion for all such Investments or acquisitions, provided that, such $5,000,000 cash portion amount may be increased to $20,000,000 in the aggregate, if the Total Leverage Ratio is less than 5.00 to 1.00 both before and after giving effect to any such Investment or acquisition and

                           (j) so long as

                                    (A) there is no Default or Event of Default
                           both before and after giving effect to such Investment or acquisition,

                                    (B) GCI Cable Inc. acquires not less than
                           100% of the Capital Stock of Rogers,

                                    (C) all Capital Stock of Rogers owned by GCI
                           Cable Inc. and each of its Subsidiaries is immediately upon acquisition thereof pledged and collaterally assigned to secure the Obligations pursuant to a pledge agreement and/or collateral assignment in form substantially similar to those pledge agreements executed previously by the GCI Entities, and such Capital Stock is immediately delivered to the Administrative Agent together with stock powers and other items reasonably requested by the Administrative Agent to secure the Obligations,

                                    (D) the aggregate purchase price for such
                           Capital Stock does not exceed $19,000,000 cash (subject to adjustments not in excess of $1,000,000 in accordance with the securities purchase agreement to be executed in connection with the acquisition) on terms and conditions acceptable to the Administrative Agent and which such terms do not violate the terms of Section 7.19 hereof or any other provision of this Agreement and the other Loan Papers,

                                    (E) Rogers and each of its Subsidiaries
                           becomes a Restricted Subsidiary hereunder immediately upon the acquisition of such Capital Stock and is in compliance with all terms and provisions of this Agreement and the Loan Papers immediately upon the acquisition by GCI Cable Inc. of the Capital Stock of Rogers,

                                    (F) the Administrative Agent has received
                           all other documentation, information and agreements relating to Rogers and its Subsidiaries, and the purchase of the Capital Stock of Rogers reasonably requested by the Administrative Agent,

                                    (G) the Administrative Agent has received
                           projections after giving effect to the purchase of the Capital Stock of Rogers demonstrating pro forma compliance with the financial covenants contained in this Agreement throughout the term of this Agreement,

                                    (H) the Capital Stock of Rogers is acquired
                           free and clear of all Liens (except Liens of the Lenders securing the Obligations),

                                    (I) Rogers and its Subsidiaries each
                           executes a Guaranty of the Obligations in form and substance similar to the existing guaranties executed by the other Restricted Subsidiaries, and otherwise complies fully with the terms of Section 2.15 hereof once acquired and

                                    (J) the Borrower shall have delivered to the
                           Administrative Agent and Lenders legal opinions from counsel to the Borrower and its Restricted Subsidiaries regarding the acquisition of the Capital Stock of Rogers, and such other matters as reasonably requested by Special Counsel, including, without limitation, opinions regarding the waivers, consents and amendments in connection with the Indenture and AUSP Credit Agreement, and the related agreements,

                                    GCI Cable Inc. may purchase 100% of the
                           Capital Stock of Rogers.

         SECTION 6. Conditions Precedent. This Eighth Amendment shall not be effective until the Administrative Agent shall have determined in its sole discretion that all proceedings of the Borrower taken in connection with this Eighth Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and the Borrower has satisfied the following conditions:

                  (a) the Borrower shall have delivered to the Administrative Agent a loan certificate of the Borrower certifying (i) as to the accuracy of its representations and warranties set forth in Article V of the Credit Agreement, as amended by this Eighth Amendment and the other Loan Papers, (ii) that there exists no Default or Event of Default, and the execution, delivery and performance of this Eighth Amendment will not cause a Default or Event of Default, except those Defaults and Events of Default specifically waived hereby, (iii) as to resolutions authorizing the Borrower to execute, deliver and perform this Eighth Amendment and all Loan Papers and to execute and perform all transactions contemplated by this Eighth Amendment, and all other documents and instruments delivered or executed in connection with this Eighth Amendment,

         (iv) that it has complied with all agreements and conditions to be complied with by it under the Credit Agreement, the other Loan Papers and this Eighth Amendment by the date hereof and (v) that it has received all consents, amendments and waivers from all Persons necessary or required, if any, to (A) enter into this Amendment or (B) effectuate the amendments set forth above, including, without limitation, under the Indenture and related documentation and under the AUSP Credit Agreement and related documentation;

                  (b) the Administrative Agent shall have received an opinion of counsel to the Parents, the Borrower and its Subsidiaries, in form and substance acceptable to the Administrative Agent and Special Counsel;

                  (c) the Borrower and the Lenders shall have entered into a Eighth amendment to the $200MM Credit Facility on terms substantially identical to the terms of this Eighth Amendment;

                  (d) the Borrower shall have paid the Administrative Agent a 15 basis points amendment fee, such amendment fee to be allocated among the Lenders executing this Eighth Amendment prior to noon (Central Standard time), November 7, 2001, as evidenced by a facsimile receipt by counsel to the Administrative Agent of such Lender's signature to this Eighth Amendment prior to such time;

                  (e) the Administrative Agent shall have received each of the Loan Papers, financial statements, projections, legal opinions, consents, and other documentation required to be delivered pursuant to
         Section 7.10 of the Credit Agreement in connection with the acquisition of the Capital Stock of Kanas, including without limitation ; Pledge and Security Agreements executed by the Borrower, and GCI Fiber Communication Co. Inc. (formerly, Kanas), Capital Stock and blank stock powers and UCC-1's with respect thereto, the Kanas Notes and $3,000,000 Restated Subordinated Demand Note, duly endorsed by the Borrower, together with each of the loan documents and collateral documents securing same, as reasonably requested by the Administrative Agent. No Default Certificates executed by the Borrower and GCI Fiber Communication Co., Inc., Guaranty executed by GCI Fiber Communication Co., Inc., and Subordination Agreement and Consent and Waiver Agreement executed by the Borrower and GCI Fiber Communication Co., Inc.

                  (f) the Administrative Agent shall have received each of the Loan Papers, financial statements, projections, legal opinions, consents, and other documentation in the possession of the Borrower in connection with the acquisition of the Capital Stock of Rogers; and

                  (g) the Borrower shall have delivered such other documents, instruments, and certificates, in form and substance satisfactory to the

         Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this Eighth Amendment and the transactions contemplated hereby.

         SECTION 7. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Eighth Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect.

         SECTION 8. Waiver. GCI has acquired the Kanas Notes and assigned them to the Borrower. The Borrower has informed the Administrative Agent of the existence of the Kanas Notes Default and now seeks a waiver by the Lenders of the Event of Default which exists as a result thereof under Section 8.01(h) of the Credit Agreement (the "Kanas Default"). The Lenders hereby waive the Kanas Default, subject to the satisfaction of the terms and conditions of Section 6 hereof. The Borrower acknowledges that this waiver is a one-time limited and conditional continuing waiver of Section 8.01(h) of the Credit Agreement, and does not constitute a waiver by any Lender of any of its rights or remedies now or at any time in the future.

         SECTION 9. Entire Agreement; Ratification. THE CREDIT AGREEMENT AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         SECTION 10. Counterparts. This Eighth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 11. GOVERNING LAW. THIS Eighth AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS.

         SECTION 12. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN PAPERS AND THE BORROWER IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, TEXAS.

         SECTION 13. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER OR THE RELATIONSHIP ESTABLISHED THEREUNDER.



================================================================================
             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

         IN WITNESS WHEREOF, this Eighth Amendment to Amended and Restated Credit Agreement is executed as of the date first set forth above.


                                        GCI HOLDINGS, INC.



                                        By:

                                        Its:

                                        BANK OF AMERICA, N.A., Individually as a
                                        Lender and as Administrative Agent



                                        By:

                                        Its:

                                        CREDIT LYONNAIS NEW YORK BRANCH, as
                                        Documentation Agent and Individually as
                                        a Lender



                                        By:

                                        Its:

                                        TD SECURITIES (USA), INC., as
                                        Syndication Agent



                                        By:

                                        Its:

                                        TORONTO DOMINION (TEXAS), INC.,
                                        Individually as a Lender



                                        By:

                                        Its:

                                        COBANK, ACB, Individually as a Lender



                                        By:

                                        Its:

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        Individually as a Lender



                                        By:

                                        Its:

                                        UNION BANK OF CALIFORNIA, N.A.,
                                        Individually as a Lender



                                        By:

                                        Its:

                                        BANK OF HAWAII, Individually as a Lender



                                        By:

                                        Its:

                                        THE BANK OF NEW YORK, Individually as a
                                        Lender



                                        By: /s/ Brendan Nedzi

                                        Its: Senior Vice President

                                        BNP PARIBAS, Individually as a Lender



                                        By:

                                        Its:




                                        By:

                                        Its:

                                        FLEET NATIONAL BANK, Individually as a
                                        Lender



                                        By:

                                        Its:

                                        THE FUJI BANK, LIMITED, Individually as
                                        a Lender



                                        By:

                                        Its:

                                        SUMITOMO MITSUI BANKING CORPORATION,
                                        Individually as a Lender



                                        By:

                                        Its:

                                        WELLS FARGO BANK ALASKA, N.A. f/k/a
                                        NATIONAL BANK OF ALASKA, Individually as a Lender



                                        By:

                                        Its:

                                        ALLFIRST BANK, Individually as a Lender



                                        By:

                                        Its: